UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2022

Welsbach Technology Metals Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-106702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 S Craig Place

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (510) 900-0242

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Common Stock, $0.0001 par value, and one Right to receive one-tenth of one share of Common Stock	WTMAU	The Nasdaq Stock Market LLC

Common Stock, $0.0001 par value per share	WTMA	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-tenth of one share of Common Stock	WTMAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Welsbach Technology Metals Acquisition Acquisition Corp. (the “Company”), on December 30, 2021, the Company consummated its initial public offering (“IPO”) of 7,500,000 units (the “Units”), each Unit consisting of one share of common stock, par value $0.0001 per share (the “Common Stock”), and one right to receive one-tenth of one share of Common Stock of the Company (“Right”), pursuant to the registration statement on Form S-1, as amended (File No. 333-261467). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $75,000,000. The Company had granted Chardan Capital Markets, LLC (“Chardan”), the representative of the several underwriters in the IPO, a 45-day option to purchase up to 1,125,000 additional Units to cover over-allotments, if any (the “Over-Allotment Units”). On January 14, 2022, Chardan exercised the option in part and purchased 227,686 Over-Allotment Units, which were sold at an offering price of $10.00 per Over-Allotment Unit, generating gross proceeds of $2,276,860.

As previously reported on a Current Report on Form 8-K of the Company, on December 30, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement (the “Private Placement”) of an aggregate of 347,500 units (the “Private Placement Units”), which were sold to Welsbach Acquisition Holdings LLC (the “Sponsor”), generating gross proceeds to the Company of $3,475,000. The Sponsor had committed to purchase up to an additional 22,500 Private Placement Units if the underwriters exercise their over-allotment option in full. On January 14, 2022, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 4,554 Private Placement Units to the Sponsor (the “Over-Allotment Private Placement Units”), generating gross proceeds of $45,540.

In addition, the 2,156,250 shares of Common Stock (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 281,250 Founder Shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full, so that the Company’s insiders would own 20.0% of issued and outstanding shares of common stock of the Company. Since the underwriters exercised the over-allotment option in part and purchased 227,686 of the total possible 1,125,000 Over-Allotment Units, the Sponsor forfeited 224,328 Founder Shares on January 14, 2022. The Founder Shares forfeited by the Sponsor were cancelled by the Company.

A total of $77,276,860 of the proceeds from the sale of Units in the IPO (including the Over-Allotment Units) and the Private Placement Units (including the Over-Allotment Private Placement Units), was placed in a U.S.-based trust account established for the benefit of the Company’s public stockholders.

An audited balance sheet as of December 30, 2021 reflecting receipt of the proceeds from the IPO and the Private Placement on December 30, 2021, but not the proceeds from the sale of the Over-Allotment Units or the Over-Allotment Private Placement Units on January 14, 2022, had been prepared by the Company and previously filed on a Current Report on Form 8-K on January 6, 2022.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units and the Over-Allotment Private Placement Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated January 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELSBACH TECHNOLOGY METALS ACQUISITION CORP.

	By:	/s/ Daniel Mamadou
		Name:	Daniel Mamadou
		Title:	Chief Executive Officer

Dated: January 14, 2022

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